Exhibit 10.3



               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT



         This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT is made as of the 31st day of March, 2006, by and among Brainstorm Cell Therapeutics Inc., a Washington State corporation (the "Company"), and the warrant holders listed on Schedule A hereto, each of which is herein referred to as an "Warrant Holder".

                                    RECITALS

         WHEREAS, the Warrant Holders are holders of warrants to purchase an aggregate of 12,800,845 shares of Common Stock of the Company that were issued to them in connection with the Company's entrance into a License Agreement and two Consulting Agreements (the "Underlying Agreements");

         WHEREAS, in order to induce the Warrant Holders to enter into the Underlying Agreements, the Company agreed to grant certain registration rights in connection with the shares of Common Stock issuable in connection with the exercise of the Warrants to enable the Warrant Holders to resell the Warrants pursuant to a registration statement that is effective under the Securities Act; and

         WHEREAS,   the  Company  and  the  Warrant   Holders   entered  into  a
Registration Rights Agreement, dated July 18th, 2005, setting forth such registration rights and related matters (the "Original Agreement"); and

         WHEREAS, the Company and the Warrant Holders wish to make certain amendments to the Original Agreement, and in order to give effect to such amendments, the Company and the Warrant Holders agree to amend and replace the Original Agreement with this Agreement, such that the terms of this Agreement shall be deemed to apply as of July 18, 2005;


         NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

         1. Registration Rights. The Company covenants and agrees as follows:

                  1.1 Definitions. For purposes of this Agreement:

                           (i) The term "Common  Stock" means  (except where the
context otherwise indicates) the Common Stock of the Company, par value $0.00005 per share.

                           (ii) The term  "Effective  Date" means  December  31,
2006.

                           (iii) The term  "Holder"  means any person  owning or
having the right to acquire Registrable Securities or any assignee thereof in accordance with this Agreement.

                           (iv)  The term  "Registrable  Securities"  means  the
Warrants and the Common Stock issuable upon exercise of the Warrants, provided that such securities shall cease to constitute "Registrable Securities" for purposes of this Agreement on the earlier of (x) the expiration date of the Warrants or (y) such earlier time as when (A) a registration statement with respect to the resale of such securities shall have been declared effective by the Commission and such securities shall have been sold pursuant thereto, (B) such securities shall have been sold in satisfaction of all applicable resale provisions of Rule 144 under the Securities Act, (C) ) as to any Holder, such Holder's securities may be resold pursuant to Rule 144(k) under the Securities Act (or any successor provision) or all of such Holder's Registrable Securities may be resold in a single ninety (90) day period under Rule 144(e)(1)(i) of the Securities Act, or (D) such securities cease to be issued and outstanding for any reason.

                           (v) The term  "Commission"  shall mean the Securities
and Exchange Commission.

                           (vi) The term "Person"  shall mean an  individual,  a
corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

                           (vii) The term  "Securities Act" means the Securities
Act of 1933, as amended.

                           (viii)  The  "Warrants"  shall mean the  warrants  to
purchase an aggregate of 12,800,845 shares of Common Stock of the Company (the "Original Warrants") and all warrants issued upon transfer, division or combination of, or in substitution for, the Original Warrant, or such warrants issued in respect thereof.

                           (ix)  The  term  "1934  Act"  means  the   Securities
Exchange Act of 1934, as amended.


                  1.2 Initial Filing and Effectiveness of Registration Statement. Subject to the conditions of this Section 1, the Company shall (x) no later than July 1, 2006, prepare and file a registration statement (the "Registration Statement") including the prospectus contained therein, including any amendment or supplement thereto (the "Prospectus") covering the resale of the Registrable Securities by the Holders; and (y) cause the Registration Statement to be declared effective on or before the Effective Date and to keep the Registration Statement effective until the date that no Holder owns any Registrable Securities. In furtherance of the foregoing, the Company shall

                           (i)  prepare  and  file  with  the  Commission   such
amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement effective; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act and the applicable rules with respect to the disposition of all securities covered by the Registration Statement during the applicable period in accordance with the intended method or methods of distribution set forth in such Registration Statement or supplement to the Prospectus;



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

                           (ii)  upon the  occurrence  of any event  that  would
cause the Registration Statement or the prospectus contained therein, including any amendment or supplement thereto (the "Prospectus") (i) to contain an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading or (ii) not to be effective and usable for the resale of all or part of the Registrable Securities by the Holders, the Company shall promptly file an appropriate amendment to the Registration Statement curing such defect, and, if Commission review is required, use its best efforts to cause such amendment to be declared effective as soon as practicable;

                           (iii)  advise  the  Holders  promptly  (i)  when  any
Prospectus supplement or post-effective amendment has been filed, and, with respect to any successor Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,
(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or "blue sky" laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                           (iv) use its best  efforts to  register or qualify or
cooperate with the Holders and their respective counsel in connection with the registration or qualification of the Registrable Securities under the securities or "blue sky" laws of any such jurisdictions in the United States as the Holders reasonably request in writing, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                           (v) furnish to the Holders copies of any Registration
Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus;



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

                           (vi) if requested by the Holders, promptly include in
any  Registration   Statement  or  Prospectus,   pursuant  to  a  supplement  or
post-effective amendment if necessary, such information as the Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

                           (vii)  in  the  event  of  any  underwritten   public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

                           (viii) use its reasonable best efforts to comply with
all applicable rules and regulations of the Commission; and

                           (ix) provide  promptly to the Holders,  upon request,
each document filed with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.


                  1.3 Piggyback Rights on Company Registration.

                           (i) If  (but  without  any  obligation  to do so) the
Company proposes to register for sale for its own account or for the account of any shareholders other than the Holders any of its Common Stock under the Securities Act in connection with the public offering of such Common Stock (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration on any form that does not permit secondary sales or include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered,), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty
(20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of this Section 1, use all reasonable efforts to cause all of the Registrable Securities that each such Holder has requested to be registered to be included in such registration under the Securities Act.

                           (ii) Right to  Terminate  Registration.  The  Company
shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.6 hereof.

                           (iii) Underwriting  Requirements.  In connection with
any offering involving an underwriting of shares of the Common Stock, the Company shall not be required under this Section 1.3 to include any Holder's shares of Common Stock in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company and enters into an underwriting agreement in customary form with such underwriter or underwriters, and then only in such quantity as the managing underwriter determine in its sole discretion will not jeopardize the success of the offering by the Company as provided in Section 1.4 below.



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

                  1.4 Deferral / Cutback Provisions.

                           (i)  Notwithstanding  any other  provision of Section
1.3 relating to a registration by the Company for its own account, if the managing underwriter of the Company's securities being offered in a public offering pursuant to such registration statement advises the Company that the amount to be sold by Persons other than the Company (including without limitation the Holders) (collectively, "Selling Stockholders") is greater than the amount that can be offered without adversely affecting the offering of Common Stock by the Company, the Company may, subject to the next following sentence, reduce the amount offered for the accounts of Selling Stockholders (including any Holders) to a number deemed advisable by such managing underwriter. The number of shares of Common Stock held by Selling Stockholders to be excluded shall be determined in the following order of priority: (1) securities held by any Persons not having any such contractual, incidental "piggyback" registration rights, (2) securities held by any Persons having contractual, incidental "piggyback" registration rights pursuant to any agreement providing similar "piggyback" registration rights to this Agreement,
(3) securities held by any Persons having contractual, incidental "piggyback" registration rights pursuant to an agreement providing similar "piggyback" registration rights that expressly provides that the number of such shares of Common Stock proposed to be included in a Company-initiated registered offering shall not be reduced until after any shares of Common Stock held pursuant to contractual rights that do not expressly provide for such priority under such circumstances have been excluded from such underwriting, and (4) a portion of the Registrable Securities sought to be included by the holders thereof as determined pro rata based upon the aggregate number of Registrable Securities proposed to be sold by such holders.

                           (ii) The  Company  shall not be  required to effect a
registration or take any actions pursuant to this Section 1in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act.



                  1.5 Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. Failure on the part of any selling Holder to furnish such information to the Company within such reasonable time period as the Company shall specify in its notice to the selling Holders shall relieve the Company of its obligations to include any Registrable Securities held by such Holder in the registration with respect to which such notice was given.



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

                  1.6 Expenses of Registration. The Company shall bear all fees and expenses incurred in connection with registrations, filings or qualifications pursuant to this Agreement including all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, but excluding (i) underwriting discounts and commissions and (ii) fees and disbursements of any counsel for the Holders, which shall be borne pro rata by the Holders based upon the number of Registrable Securities that are being registered. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata).

                  1.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                  1.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                           (i) To the extent  permitted by law, the Company will
indemnify and hold harmless each Holder, the partners or officers, directors and shareholders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities laws; and the Company will reimburse each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection l.8(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.



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

                           (ii) To the extent  permitted  by law,  each  selling
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the 1934 Act or any state securities laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this subsection l.8(ii), for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection l.9(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity under this subsection l.9(ii) exceed the gross proceeds from the offering received by such Holder.

                           (iii) Promptly after receipt by an indemnified  party
under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.



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

                           (iv)  If the  indemnification  provided  for in  this
Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                           (v) Notwithstanding the foregoing, to the extent that
the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                           (vi) The obligations of the Company and Holders under
this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                  1.9 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) and shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned;
(b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

                  1.10 No Limitations on Subsequent Registration Rights. The Holders of the Registrable Securities hereby acknowledge that nothing herein shall restrict the Company in any way from entering into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1 hereof or (b) to demand registration of their securities.



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

                  1.11 ["Market Stand-Off" Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the underwriter, during the period commencing on the date of the final prospectus relating to a Company public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed ninety (90) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired) other than Registrable Securities that such Holder is entitled to have included in such public offering pursuant to Section 1.4, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock other than Registrable Securities that such Holder is entitled to have included in such public offering pursuant to Section 1.4, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing undertaking shall only apply if identical restrictions are imposed on all of the shareholders of the Company other than the Holders. The underwriters in connection with any public offering by the Company are intended third party beneficiaries of this Section 1.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto].

         In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                  1.12 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (x) the expiration date of the Warrants or (y) such earlier time as when (A) a registration statement with respect to the resale of such Registrable Securities shall have been declared effective by the Commission and such
securities  shall  have  been  sold  pursuant  thereto,   (B)  such  Registrable
Securities shall have been sold in satisfaction of all applicable resale provisions of Rule 144 under the Securities Act, (C) as to any Holder, such Holder's Registrable Securities may be resold pursuant to Rule 144(k) under the Securities Act (or any successor provision) or all of such Holder's Registrable Securities may be resold in a single ninety (90) day period under Rule 144(e)(1)(i) of the Securities Act, or (D) such Registrable Securities cease to be issued and outstanding for any reason.

         2. Miscellaneous.

                  2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  2.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York, without regard to the conflict of law principles of such state.

                  2.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  2.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by confirmed facsimile transmission, nationally recognized overnight courier service, or five days after the same shall have been deposited with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                  2.6 Entire Agreement: Amendments and Waivers. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities each future holder of all such Registrable Securities, and the Company.

                  2.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        COMPANY



                                        By: /s/ Yoram Drucker
                                           -------------------------------------
                                        Title: Chief Operating Officer
                                               (Principal Executive Officer)


WARRANT HOLDERS:


Ramot at Tel Aviv University Ltd.


By: /s/ Yehuda Niv                      By: /s/ Hagit Messer-Yaron
    -----------------------------           ------------------------------------
Title: CEO                                  Chairperson


Eldad Melamed

/s/ Eldad Melamed
---------------------------


Daniel Offen

/s/ Daniel Offen
---------------------------


Yossef Levy

/s/ Yossef Levy
----------------------------


Pnina Greene

/s/ Pnina Greene
----------------------------

                                    EXHIBIT A


                                 WARRANT HOLDERS


  Ramot at Tel Aviv University Ltd.


  Eldad Melamed


  Daniel Offen


  Yossef Levy


  Pnina Greene


                                       2